UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-09275

GARTMORE MUTUAL FUNDS II, INC.

(Exact name of registrant as specified in charter)

94 NORTH BROADWAY, IRVINGTON, NY	10533
(Address of principal executive offices)	(Zip code)

MARK P. BRONZO

GARTMORE SEPARATE ACCOUNTS TRUST, LLC

94 NORTH BROADWAY

IRVINGTON, NY 10533

(Name and address of agent for service)

Registrant’s telephone number, including area code: (914) 674-5700

Date of fiscal year end: 06/30/2005

Date of reporting period: 06/30/2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Annual Report

June 30, 2005

Gartmore Focus Fund

www.gartmorefunds.com

Solutions.

UNITED STATES	UNITED KINGDOM	JAPAN

Based in greater metropolitan Philadelphia, Gartmore is the global asset management arm of Nationwide®. Gartmore’s affiliated advisers* collectively manage more than $81 billion1 in assets through its global investment platform encompassing more than 185 investment management professionals supported by an 800-person staff.

We provide core and specialty equity, fixed-income and alternative investment solutions through mutual funds, separate accounts, commingled portfolios and wrap accounts to individual and institutional clients around the world.

This wide range of investment opportunities is built on sound investment management processes designed to increase the probability of delivering enhanced risk-adjusted returns over the long term.

Our investment management teams incorporate fundamental stock selection with the application of technology to help control risk and add to returns. Insightful stock selection is a function of the efforts of talented alpha-driven managers and analysts, working in an entrepreneurial environment, who are specialists in their respective investment disciplines.

www.gartmore.com

*Gartmore’s Affiliated Advisers

The following 11 asset management affiliates of Nationwide do business under the trade name “Gartmore Group”: Gartmore Capital Management Ltd2, Gartmore Fund Managers Ltd2, Gartmore Global Partners2, 3, Gartmore Investment Ltd2, Gartmore Japan Ltd2, Gartmore Morley Capital Management, Inc.3, Gartmore Mutual Fund Capital Trust3, 4, Gartmore Riverview, LLC2, Gartmore SA Capital Trust3, 4, Gartmore Separate Accounts LLC3, and NorthPointe Capital® LLC3

1.	As of June 30, 2005.
2.	These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide®.
3.	These are SEC-registered investment advisers based in the United States. Collectively, these advisers manage $41 billion as of June 30, 2005.
4.	Together, these advisers do business as Gartmore Global Investments, Inc.

Gartmore Global Investments is the investment adviser to Gartmore Funds. NorthPointe Capital is a federally registered service mark of Gartmore Global Investments, Inc. Nationwide is a federally registered service mark of Nationwide Mutual Insurance Company.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

© 2005 Gartmore Global Investments, Inc. All rights reserved.

Annual Report

June 30, 2005

Contents

2	Message to Shareholders
4	Gartmore Focus Fund
7	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Management Information

Commentary provided by Gartmore Separate Accounts LLC, sub adviser to the Gartmore Focus Fund. All opinions and estimates included in this report constitute Gartmore Separate Accounts LLC’s judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Fund files complete schedules of portfolio holdings for the Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Fund makes the information on Form N-Q available to shareholders on www.gartmorefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

June 30, 2005

Dear Shareholders:

The markets have maintained a positive bias during the past 12 months, as measured by the return of the Standard & Poor’s 500® (S&P 500) Index1, but the bulls and bears continue to wrestle for control. Higher oil prices, a flatter treasury yield curve and a Federal Reserve that has been raising short-term interest rates for the past year or so all point toward economic growth slowing in the second half of 2005. Surprisingly, 10-year Treasury yields have declined since the Fed began raising rates, which is without historical precedent; rates remain low allowing the housing markets to defy the skeptics and remain healthy. The job markets have slowly improved, as have consumers’ balance sheets. Earnings growth has been strong but now appears to be slowing after two years of almost 20% growth.

Although the Fed continues to raise the federal funds rate, speculation is growing that this tightening cycle may end by the fall of this year. Oil prices remain near their highs, but inventory levels have actually climbed lately. The lack of refinery capacity has recently been cited for the continued rise in oil prices, but this problem has existed for the past 20 years. If economic growth slows in the second half of 2005, barring any oil supply disruptions, prices could stabilize and possibly decline. The U.S. dollar has gained strength recently — in particular versus the Euro — as the European economies continue their struggle to grow. We believe that this scenario has helped make U.S. financial markets more attractive to foreign investors, which in turn has helped keep U.S. interest rates low.

The behavior of interest rates has been the biggest surprise during the past 12 months; rates have fallen despite the Fed’s continuing moves toward tightening. We believe that 10-year Treasury rates could hold the key to the direction of the stock market in the second half of the year. Low rates may help to buffer the economic headwinds we have discussed, and they could prevent a steep decline in consumer spending. Corporate balance sheets are healthy, and that is why many companies are raising dividends and repurchasing stock, which also helps stock valuations look more attractive.

Unfortunately, we saw small- and mid-cap stocks dramatically outperform large-cap stocks. This situation provided a boost to the S&P 500, which although it is a large-cap stock index, does contain a meaningful exposure to companies whose stocks would be defined as small- to mid-cap in the market. The Gartmore Focus Fund returned 0.17% (Class A at NAV) versus 6.32% for its benchmark, the S&P 500 Index.

The Gartmore Focus Fund was well positioned for a strong business spending environment. The Fund has enjoyed good returns from stocks that capitalize on an improving business travel and convention environment, such as Starwood Hotels & Resorts Worldwide, Inc. and Harrah’s Entertainment Inc. The Fund also has done well with Staples, Inc., a retailer that caters to small businesses.

The Fund also benefited from a global economic recovery through its stock holdings in industrials and basic materials. Strong performance has come from Monsanto Co., a leading producer of gene-modified seeds for agriculture. In addition, the Fund did well with its industrial holdings Caterpillar Inc., a tractor and mining equipment company, and United Technologies Corp. and General Electric Co., both diversified manufacturers.

The Fund’s top holdings as of June 30, 2005, included Caterpillar; Harrah’s Entertainment; Merrill Lynch & Co., Inc., an investment bank and retail brokerage concern; Intel Corp., a semiconductor company; PepsiCo, Inc., a snack food and beverage company; The Gillette Co., a personal products firm; Aetna, Inc., a health-care provider; Johnson & Johnson, a pharmaceuticals and medical device company; Cisco Systems, Inc. a producer of data networking products; and General Electric Co.

We have become more encouraged during the past few months that “growth” stocks have begun to rebound after a long period of underperformance, and that large-cap stocks’ relative performance also may be poised to improve versus smaller and mid-cap stocks. We anticipate this momentum to continue through the remainder of the year.

Sincerely,

Mark P. Bronzo

Chairman, President and CEO

2	Annual Report 2005

1.	The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. Investors cannot invest directly in an index.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. To obtain performance information current to the most recent month-end which may be higher or lower than the performance shown above, please call 800-848-0920 or go to www.gartmorefunds.com.

Investing in mutual funds involves market risk, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the investment objective of the fund will be achieved. Investors should carefully consider the fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s Funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

The opinions expressed herein are those of Gartmore Separate Accounts LLC and may not actually come to pass. This information is current as of June 30, 2005, and is subject to change at any time, based on market and other conditions.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD, 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2005 Annual Report	3

Fund Performance

Average Annual Total Return for Class A, Class B, Class C and Institutional Class

	1 Year	5 Year	Inception (July 27, 1999) to 6/30/2005
Gartmore Focus Fund— Class A	-5.60%	-15.51%	-9.42%
Gartmore Focus Fund— Class B	-4.66%	-14.89%	-8.72%
Gartmore Focus Fund— Class C	-1.34%	-14.72%	-8.75%
Gartmore Focus Fund— Institutional Class[1]	0.34%	-14.47%	-8.49%
S&P 500 Index	6.32%	-2.37%	-0.31%

All performance numbers shown above are load adjusted. The returns do not reflect taxes a shareholder would pay on fund distributions or the redemption of fund shares. Class A share purchases are charged a maximum front-end sales load of 5.75% of the offering price. Class B and C redemptions are charged a deferred sales load of up to 5.00% and 1.00%, respectively, on the lower of the original purchase amount or redemption proceeds. All returns include reinvested dividends.

[1]	These returns include the performance of the Fund’s Class A shares, which were achieved prior to the creation of the Institutional Class shares (6/29/04). Excluding the effect of fee waivers and reimbursements, such prior performance is substantially similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Class A shares. The performance for Institutional Class shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to this class.

Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Past Performance is Not Predictive of Future Results.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and, when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Focus Fund, Standard & Poor’s 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

4	Annual Report 2005

Shareholder

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2005, and continued to hold your shares at the end of the reporting period, June 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. The second line for each Class in the table, therefore, is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(June 30, 2005)

			Beginning Account Value, 1/1/05	Ending Account Value, 6/30/05	Expenses Paid During Period*	Annualized Expense Ratio*
Focus Fund
Class A	Actual		$1,000.00	$968.80	$12.30	2.52%
	Hypothetical	[1]	$1,000.00	$1,012.50	$12.65	2.52%
Class B	Actual		$1,000.00	$975.10	$8.77	1.79%
	Hypothetical	[1]	$1,000.00	$1,016.12	$8.99	1.79%
Class C	Actual		$1,000.00	$965.10	$10.43	2.14%
	Hypothetical	[1]	$1,000.00	$1,014.39	$10.74	2.14%
Institutional Class	Actual		$1,000.00	$972.00	$12.76	2.61%
	Hypothetical	[1]	$1,000.00	$1,012.06	$13.10	2.61%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
1	Represents the hypothetical 5% return before expenses.

2005 Annual Report	5

Portfolio Summary

June 30, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart, or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.0%
Cash Equivalents	1.2%
Liabilities in excess of other assets	-0.2%

100.0%

Top Industries*

Healthcare	20.6%
Technology	19.2%
Consumer Cyclical	16.7%
Industrials	11.0%
Finance	10.1%
Consumer Staples	10.0%
Telecommunications	6.1%
Energy	3.3%
Basic Materials	2.0%
Other Industries	1.2%

100.2%

Top Holdings*

Caterpillar, Inc.	4.1%
Harrah’s Entertainment, Inc.	4.1%
Intel Corp.	4.1%
Merrill Lynch & Co., Inc.	4.0%
PepsiCo, Inc.	4.0%
Gillette Co.	4.0%
Aetna, Inc.	4.0%
Cisco Systems, Inc.	3.9%
General Electric Co.	3.9%
Johnson & Johnson	3.9%
Other Holdings	60.2%

100.2%
*	Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2005. For more current holdings, please visit www.gartmorefunds.com. For purpose of listing top holdings and industries, repurchase agreements are considered cash equivalents and are included as part of Other Industries and Other Holdings.

6	Annual Report 2005

Statement of Investments

June 30, 2005

Gartmore Focus Fund

Common Stocks (99.0%)

	Shares or Principal Amount	Value

Basic Materials (2.0%)
Monsanto Co.	3,504	$220,296

Consumer Cyclical (16.7%)
Harrah’s Entertainment, Inc.	6,302	454,186
J.C. Penney Co., Inc.	6,790	357,018
Lowe’s Cos., Inc.	6,099	355,084
Staples, Inc.	16,414	349,946
Starwood Hotels & Resorts Worldwide, Inc.	5,879	344,333

		1,860,567

Consumer Staples (10.0%)
Gillette Co.	8,790	445,038
PepsiCo, Inc.	8,285	446,810
Wal-Mart Stores, Inc.	4,719	227,456

		1,119,304

Energy (3.3%)
Nabors Industries, Ltd. (b)	6,093	369,358

Finance (10.1%)
American Express Co.	6,501	346,048
Bank of America Corp.	7,232	329,852
Merrill Lynch & Co., Inc.	8,204	451,302

		1,127,202

Healthcare (20.6%)
Abbott Laboratories	8,173	400,559
Aetna, Inc.	5,367	444,494
Caremark Rx, Inc. (b)	7,531	335,280
Fisher Scientific International, Inc. (b)	5,602	363,570
Johnson & Johnson	6,731	437,515
Medtronic, Inc.	6,239	323,118

		2,304,536

Industrials (11.0%)
Caterpillar, Inc.	4,819	459,299
General Electric Co.	12,637	437,872
United Technologies Corp.	6,528	335,213

		1,232,384

	Shares or Principal Amount	Value

Technology (19.2%)
Broadcom Corp. (b)	9,340	$331,663
Cisco Systems, Inc. (b)	23,076	440,982
Dell, Inc. (b)	8,503	335,954
Google, Inc., Class A (b)	847	249,145
Intel Corp.	17,404	453,548
Xilinx, Inc.	12,901	328,976

		2,140,268

Telecommunications (6.1%)
Juniper Networks, Inc. (b)	13,485	339,552
Motorola, Inc.	18,917	345,424

		684,976

Total Common Stocks		11,058,891

Cash Equivalents (1.2%)
Investments in repurchase agreements (Collateralized by AA Corporate Bonds, in a joint trading account at 3.34%, dated 06/30/05, due 07/01/05, repurchase price $127,916)	$127,904	127,904

Total Cash Equivalents		127,904

Total Investments (Cost $10,574,376) (a) — 100.2%		11,186,795

Liabilities in excess of other assets — (0.2)%		(19,873)

NET ASSETS — 100.0%		$11,166,922

(a)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

2005 Annual Report	7

Statement of Assets and Liabilities

June 30, 2005

Gartmore Focus Fund
Assets:
Investments, at value (cost $10,446,472)	$11,058,891
Repurchase agreements, at cost and value	127,904

Total Investments	11,186,795

Interest and dividends receivable	5,164
Receivable from advisor	35,838
Prepaid expenses and other assets	293

Total Assets	11,228,090

Liabilities:
Accrued expenses and other payables
Investment advisory fees	5,126
Fund administration and transfer agent fees	2,297
Distribution fees	2,249
Other	51,496

Total Liabilities	61,168

Net Assets	$11,166,922

Represented by:
Capital	$14,637,236
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment transactions	(4,082,733)
Net unrealized appreciation (depreciation) on investments	612,419

Net Assets	$11,166,922

Net Assets:
Class A Shares	$9,114,759
Class B Shares	299,732
Class C Shares	1,751,421
Institutional Class Shares	1,010

Total	$11,166,922

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,544,453
Class B Shares	51,018
Class C Shares	301,232
Institutional Class Shares	171

Total	1,896,874

Net Asset Value:
Class A Shares	$5.90
Class B Shares (a)	$5.88
Class C Shares (b)	$5.81
Institutional Class Shares	$5.91
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.26

Maximum Sales Charge - Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for the shares held less than one year.

See notes to financial statements.

8	Annual Report 2005

Statement of Operations

For the Year Ended June 30, 2005

Gartmore Focus Fund
INVESTMENT INCOME:
Interest income	$12,646
Dividend income	266,203

Total Income	278,849

Expenses:
Investment advisory fees	147,807
Fund administration and transfer agent fees	40,732
Service organization fee Class A	38,168
Service organization fee Class B	880
Service organization fee Class C	28,092
Distribution fee Class B	2,641
Distribution fee Class C	84,276
Legal fees	138,977
Directors’ fees	66,125
Miscellaneous	80,799

Total expenses before voluntary fee reductions	628,497
Expenses voluntarily waived	(122,086)
Expenses reimbursed	(37,734)

Total Expenses	468,677

Net Investment Income (Loss)	(189,828)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	1,583,305
Net change in unrealized appreciation/depreciation on investments	(1,768,550)

Net realized/unrealized gains (losses) on investments	(185,245)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(375,073)

See notes to financial statements.

2005 Annual Report	9

Statement of Changes in Net Assets

	Gartmore Focus Fund
	Year Ended June 30, 2005	Year Ended June 30, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(189,828)	$(228,350)
Net realized gains (losses) on investment transactions	1,583,305	4,798,854
Net change in unrealized appreciation/depreciation on investments	(1,768,550)	2,635,577

Change in net assets resulting from operations	(375,073)	7,206,081

Class A Capital Transactions:
Proceeds from shares issued	323,879	1,628,973
Capital contributions from affiliates	—	151,684	(a	)
Cost of shares redeemed	(10,201,413)	(3,410,384)

	(9,877,534)	(1,629,727)

Class B Capital Transactions:
Proceeds from shares issued	1,062	23,376
Capital contributions from affiliates	—	56,830	(a	)
Cost of shares redeemed	(132,908)	(17,102,442)

	(131,846)	(17,022,236)

Class C Capital Transactions:
Proceeds from shares issued	24,722	208,052
Capital contributions from affiliates	—	132,086	(a	)
Cost of shares redeemed	(15,037,576)	(465,603)

	(15,012,854)	(125,465)

Institutional Class Capital Transactions:
Proceeds from shares issued	—	1,000	(b	)

	—	1,000

Change in net assets from capital transactions	(25,022,234)	(18,776,428)

Change in net assets	(25,397,307)	(11,570,347)

Net Assets:
Beginning of period	36,564,229	48,134,576

End of period	$11,166,922	$36,564,229

Class A Share Transactions:
Issued	56,471	286,610
Redeemed	(1,768,538)	(612,117)

	(1,712,067)	(325,507)

Class B Share Transactions:
Issued	171	4,042
Redeemed	(23,240)	(3,012,052)

	(23,069)	(3,008,010)

Class C Share Transactions:
Issued	4,330	37,342
Redeemed	(2,610,677)	(81,146)

	(2,606,347)	(43,804)

Institutional Class Share Transactions:
Issued	—	171	(b	)

	—	171

(a)	See footnote G of notes to financial statements.
(b)	For the period from June 29, 2004 (commencement of operations) through June 30, 2004.

See notes to financial statements.

10	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Focus Fund

		Investment Activities:							Ratios/Supplemental Data:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Capital Contributions from Affiliates (j)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements/ Waivers) to Average Net Assets (b)	Ratio of Waiver to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended June 30, 2001	$12.91	(0.07)	—	(4.90)	(4.97)	$7.94	(38.50%)		$47,709	1.13%		(0.65%)		1.25%	(0.12%)	91.13%
Year Ended June 30, 2002 (d)	$7.94	(0.04)	—	(2.58)	(2.62)	$5.32	(33.00%)		$23,172	1.36%		(0.66%)		1.46%	(0.10%)	76.90%
Year Ended June 30, 2003	$5.32	(0.04)	—	(0.25)	(0.29)	$5.03	(5.45%)		$18,005	1.78%		(0.86%)		1.90%	(0.12%)	69.79%
Year Ended June 30, 2004 (i)	$5.03	(0.03)	0.04	0.85	0.86	$5.89	17.10%		$19,190	1.32%		(0.49%)		1.49%	(0.17%)	99.95%
Year Ended June 30, 2005 (d)	$5.89	(0.04)	—	0.05	0.01	$5.90	0.17%		$9,115	1.81%		(0.76%)		2.18%	(0.37%)	126.54%

Class B Shares
Year Ended June 30, 2001	$12.90	(0.08)	—	(4.90)	(4.98)	$7.92	(38.60%)		$24,938	1.23%		(0.76%)		2.03%	(0.80%)	91.13%
Year Ended June 30, 2002 (d)	$7.92	(0.05)	—	(2.57)	(2.62)	$5.30	(33.08%)		$16,485	1.43%		(0.73%)		2.26%	(0.83%)	76.90%
Year Ended June 30, 2003	$5.30	(0.04)	—	(0.25)	(0.29)	$5.01	(5.47%)		$15,449	1.79%		(0.87%)		2.66%	(0.87%)	69.79%
Year Ended June 30, 2004 (d) (i)	$5.01	(0.01)	0.04	0.82	0.85	$5.86	16.97%		$434	1.31%		(0.50%)		2.24%	(0.93%)	99.95%
Year Ended June 30, 2005 (d)	$5.86	(0.05)	—	0.07	0.02	$5.88	0.34%		$300	1.90%		(0.85%)		3.16%	(1.26%)	126.54%

Class C Shares
Year Ended June 30, 2001	$12.88	(0.10)	—	(4.89)	(4.99)	$7.89	(38.74%)		$33,591	1.53%		(1.06%)		2.04%	(0.51%)	91.13%
Year Ended June 30, 2002 (d)	$7.89	(0.07)	—	(2.55)	(2.62)	$5.27	(33.21%)		$17,940	1.73%		(1.04%)		2.27%	(0.54%)	76.90%
Year Ended June 30, 2003	$5.27	(0.06)	—	(0.24)	(0.30)	$4.97	(5.69%)		$14,681	1.90%		(0.98%)		2.69%	(0.79%)	69.79%
Year Ended June 30, 2004 (i)	$4.97	(0.04)	0.04	0.86	0.86	$5.83	17.30%		$16,939	1.41%		(0.58%)		2.24%	(0.83%)	99.95%
Year Ended June 30, 2005 (d)	$5.83	(0.04)	—	0.02	(0.02)	$5.81	(0.34%)		$1,751	1.64%		(0.63%)		2.52%	(0.88%)	126.54%

Institutional Class Shares
Period Ending June 30, 2004 (e)	$5.85	—	—	0.04	0.04	$5.89	0.68	% (f)	$1	0.73	% (g)	0.36	% (g)	(h )	(h )	99.95%
Year Ended June 30, 2005	$5.89	(0.05)	—	0.07	0.02	$5.91	0.34%		$1	1.90%		(0.86%)		2.42%	(0.52%)	126.54%
(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If these waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income (loss) is based on average shares outstanding during the period.
(e)	For the period from June 29, 2004 (commencement of operations) through June 30, 2004.
(f)	Not annualized.
(g)	Annualized.
(h)	There were no fee reductions during this period.
(i)	Capital Contributions from affiliates is based on average shares outstanding during the period.
(j)	See footnote G of notes to financial statements.

See Notes to Financial Statements.

2005 Annual Report	11

Notes to Financial Statements

June 30, 2005

Organization

Gartmore Mutual Funds II, Inc. (formerly known as “GAMNA Series Funds, Inc.”) (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was organized as a Maryland corporation on March 18, 1999. The Company presently consists of a single series, Gartmore Focus Fund (formerly known as “GAMNA Focus Fund”) (the “Fund”), which commenced investment operations on July 27, 1999. The Fund is non-diversified, as such term is defined in the 1940 Act. The Fund offers four classes of shares, Class A, Class B, Class C, and Institutional Class.

Under the Fund’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with the Fund’s vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. Based on experience, however, the Fund expects that risk of loss to be remote.

A. Summary of Significant Accounting Policies

Securities Valuation

Portfolio securities which are traded on a national securities exchange, or included in the NASDAQ National Market System, are valued at the official closing price (typically last sale), or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Short-term obligations, which mature in 60 days or less, are valued at amortized cost which approximates market value.

Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by AA Corporate Bonds with the counterparties of CS First Boston and Nomura Securities.

Securities Transactions, Investment Income, and Expenses

Securities transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes amortization or accretion of premiums or discounts where applicable. Dividend income is recorded on the ex-dividend date. Income, non-class specific expenses, and realized and unrealized gain/loss on investments are allocated to each class based on their respective net assets. Expenses borne by each class of the Fund may differ because of class-specific expenses.

Dividends and Distributions to Shareholders

Substantially all of the Fund’s net investment income and net realized capital gains, if any, will be distributed to shareholders on an annual basis. Dividends paid on all classes are calculated at the same time. Dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ among classes due to differences in other class specific expenses.

12	Annual Report 2005

Notes to Financial Statements

June 30, 2005

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to the Fund’s shareholders, which will be sufficient to relieve the Fund from all or substantially all federal income and excise taxes.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B. Transactions with Affiliates

Under the terms of the Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investments of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Pursuant to the terms of the Subadvisory Agreement, Gartmore Separate Accounts LLC (“GSA”) serves as subadviser for the Fund and is responsible for purchasing, holding, and selling investments for the Fund and provides such investment advice and supervision as GSA deems necessary for the proper supervision of the Fund’s investments. Prior to August 15, 2003, GSA served as the investment adviser pursuant to an Interim Advisory Agreement which went into effect on May 12, 2003. GSA is a majority-owned subsidiary of Gartmore SA Capital Trust (60%), and the remaining interest is held by five officers of GSA (40%). GMF also provides investment management evaluation services and monitors on an ongoing basis, the performance of the subadviser, GSA.

Pursuant to the Investment Advisory Agreement, GMF (GSA, prior to August 15, 2003) is entitled to receive from the Fund a fee, calculated daily and payable monthly, at an annual rate based on the Fund’s average daily net assets, of 0.55% on the first $1 billion in assets and 0.50% for assets greater than $1 billion. Out of GMF’s management fee, GMF pays GSA an annual subadvisory fee, based on the Fund’s average daily net assets and not taking into account any applicable waivers, of 0.3575% of the first $1 billion in assets and 0.325% for assets greater than $1 billion. Under the terms of an expense limitation agreement among GMF, GSA, and the Company, a limit of 1.90% was set on the operating expenses for each class of the Fund until at least June 30, 2005. Certain officers and directors of GSA are officers and/or directors of the Company. No such officers received compensation from the Company. For the year ended June 30, 2005, the directors who are not affiliated with the Adviser received total compensation of $66,125 from the Fund.

At June 30, 2005, the adviser and its affiliates held 112,814 shares of the Fund with an aggregate value of $665,605.

C. Administrator, Distributor, Custodian, and Transfer Agent

Gartmore SA Capital Trust (“GSACT”) serves as the Fund’s administrator and accounting service agent. Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSACT, serves as transfer agent and dividend disbursing agent for the Fund. The fees for services provided by the agreements with GSACT and GISI are combined and calculated based on the combined average daily net assets of the Fund and Gartmore Mutual Funds (excluding the Investor Destinations Funds, which do not take part in this fee) according to the fee schedule below. The fees are then allocated proportionately among all funds in relation to the average daily net assets of each fund and are paid to GSACT. GSACT pays GISI from these fees for GISI’s services.

2005 Annual Report	13

Notes to Financial Statements

June 30, 2005

Combined Fee Schedule
Up to $1 billion	0.25%
$1 billion and more up to $3 billion	0.18%
$3 billion and more up to $4 billion	0.14%
$4 billion and more up to $5 billion	0.07%
$5 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

Effective January 1, 2005, the fee for the fund administration and transfer agency services increased as set forth below. The Fund pays GSACT a combined annual fee based on the Trust’s average daily net assets according to the following schedule:

Combined Fee Schedule
Up to $1 billion	0.26%
$1 billion and more up to $3 billion	0.19%
$3 billion and more up to $4 billion	0.15%
$4 billion and more up to $5 billion	0.08%
$5 billion and more up to $10 billion	0.05%
$10 billion and more up to $12 billion	0.03%
$12 billion or more	0.02%

Gartmore Distribution Services, Inc. (“GDSI”), serves as the Fund’s distributor. Class B and Class C shares each pay a distribution fee of 0.75% of average daily net assets of the Fund attributable to these shares. Some payments under the distribution plans may be used to compensate broker-dealers with trail or maintenance commissions. Class A, Class B, and Class C shares also pay a service organization fee of 0.25% of average daily net assets of the Fund attributable to each Class. For the year ended June 30, 2005, GDSI waived $122,086 of distribution and service fees on non-brokered shares.

JPMorgan Chase Bank serves as custodian of the assets of the Fund and receives compensation for JPMorgan Chase Bank’s services based on the Fund’s average daily net assets. GSACT and GISI have entered into agreements with BISYS Fund Services Ohio, Inc., to provide sub-administration and sub-transfer agency services, respectively, to the Fund.

D. Investment Transactions

For the year ended June 30, 2005, the aggregate purchases and sales of investment securities, other than short-term obligations, amounted to $32,848,710 and $57,094,580, respectively. There were no purchases or sales of long-term U.S. Government securities.

E. Concentration of Risk

The Fund may invest a substantial portion of the Fund’s assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable fund that is not heavily weighted in any industry or sector.

F. Other

During the eight week period beginning February 7, 2005 and ending on March 25, 2005, four shareholders who were part of an affiliated group that held approximately 64% of the total shares outstanding sold their entire share positions. As a result of the redemptions by this group, the Fund’s expense ratios were increased for all classes of shares.

14	Annual Report 2005

Notes to Financial Statements

June 30, 2005

G. Shareholder Fees

Class A share purchases are charged a maximum front-end sales load of 5.75% of the offering price. Class B redemptions are charged a maximum deferred sales load of 5% during the first year; thereafter, this deferred sales load decreases to 0% after the sixth year. Class C redemptions are charged a deferred sales load of 1% if redeemed within one year of purchase. The deferred sales load is charged on the lower of the original purchase amount or redemption proceeds. Pursuant to an Underwriting Agreement between the Fund and GDSI, GDSI has agreed to pay to the Fund any CDSC fee that GDSI collects on sales of non-brokered shares. Pursuant to the Underwriting Agreement for the year ended June 30, 2004, GDSI contributed $340,600 of its CDSC fee to the Fund. For the year ended June 30, 2005, there were no CDSC fee contributions to the Fund by GDSI. This amount is treated as a capital contribution to the Fund.

A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 30 days after the date these shares were acquired. This fee does not apply to shares purchased prior to November 1, 2003, and to reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee.

H. Federal Tax Information

The tax character of distributions paid during the fiscal years ended June 30, 2005 and June 30, 2004 were as follows:

Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$—	$—	$—	$—	$—
2004	$—	$—	$—	$—	$—

As of June 30, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$ —	$ —	$113,418	$113,418	$ —	$(3,986,538)	$402,806	$(3,470,314)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts.

As of June 30, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund were as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$10,656,085	$734,843	$(332,037)	$402,806

As of June 30, 2005, the Fund has capital loss carryforwards, which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the code. The amount of these capital losses that may be utilized each year is limited as a result of “change in control” as defined in the Internal Revenue Code that occurred in the current year when several larger shareholders affiliated with Adviser withdrew from the fund.

Amount	Expires
$2,657,692	2009
664,423	2010
664,423	2011

2005 Annual Report	15

Report of Independent Registered Public Accounting Firm

To the Directors and Shareholders of

Gartmore Mutual Funds II, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore Focus Fund (a single series of Gartmore Mutual Funds II, Inc., hereafter referred to as the “Fund”) at June 30, 2005, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or before June 30, 2003 were audited by other independent accountants whose report dated August 1, 2003 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

August 22, 2005

16	Annual Report 2005

Management Information

(Unaudited)

Directors and Officers who are not Interested Persons (as defined in the 1940 Act) and Officers of the Fund June 30, 2005.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director2

Robert T. Adams 105 E. 42nd Street New York, NY 10017-5639 Age 51	Director, Member of Audit Committee	Since 1999	Attorney, Wilson, Elser, Moskowitz, Edelman & Dicker, 1986 - present	1	None

Vincent Benefico The Reuters Building 3 Times Square, 23rd Floor New York, NY 10036 Age 44	Director, Member of Audit Committee	Since 1999	Vice President, Reuters Financial (“Reuters”), a vendor of financial news and information, 2000 - present; Director, Fixed Income Product Management, Reuters, 1999 - 2000, Product Support Manager, Reuters, 1997 - 1999.	1	None

James Carluccio 70 Wearimus Road Ho-Ho-Kus, NJ 07423 Age 51	Director, Member of Audit Committee	Since 1999	Pilgrim Advisors, Inc., Managing Director, 1999 - present; Executive Vice President, Technology Solutions Company, 1992 - 1999.	1	None

Edward Fogarty 875 Avenue of the Americas New York, NY 10001 Age 46	Director, Member of Audit Committee	Since 1999	Attorney, Litchfield Cavo, 2004 - Present, Attorney, White & McSpedon, P.C., 1999 - present; Attorney, Fogarty & Fogarty PC, 1984 - 1999.	1	None

Jonathan M. Rather 320 Park Avenue, 25th Floor New York, NY 10022 Age 45	Director, Member of Audit Committee	Since 1999	General Partner and Chief Financial Officer of Welsh, Carson, Anderson & Stowe, a private equity investment firm in health care and information services, 1999 - present; Chief Operating Officer and Chief Financial Officer of Goelet Corporation, an investment management company, 1985 - 1999.	1	None

2005 Annual Report	17

Directors and Officers who are Interested Persons (as defined in the 1940 Act) and Officers of the Fund June 30, 2005.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director2

Mark P. Bronzo 94 North Broadway Irvington, NY 10533 Age 44	Chairman, President & Chief Executive Officer	Since 1999	Managing Director and Member of Board of Managers of Gartmore Separate Accounts LLC,1/2003 - present; Senior Vice President, 1998 - 2003, Vice President 1995 - 1998, Managing Director and Board Member (1998 - 2003) of GAMNA (formerly Sorema Asset Management Company).	1	None

Daniel W. Portanova 94 North Broadway Irvington, NY 10533 Age 44	Senior Vice President, Treasurer and Chief Operating Officer	Since 1999	Managing Director and Member of the Board of Managers of Gartmore Separate Accounts LLC, 1/2003 - present; Senior Vice President, Managing Director and Board Member of GAMNA
1998 - 2003; Vice President and Managing Director of GAMNA,
			1995 - 1998.	N/A	N/A

Joseph C. O’Connor 94 North Broadway Irvington, NY 10533 Age 45	Senior Vice President and Managing Director	Since 2000	Managing Director and Member of the Board of Managers of Gartmore Separate Accounts LLC, 1/2003 - present; Senior Vice President, Managing Director and Board Member of GAMNA,
			2000 - 2003; Managing Director, Corporate Bond Department of Donaldson Lufkin & Jenrette Securities, 1989 - 2000.	N/A	N/A

18	Annual Report 2005

Directors and Officers who are Interested Persons (as defined in the 1940 Act) and Officers of the Fund June 30, 2005.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director2

Iona K. Watter 94 North Broadway Irvington, NY 10533 Age 52	Secretary	Since 1999	Chief Compliance Officer, GMF II, Inc. and Gartmore Separate Accounts LLC, 10/2004; Director of Compliance, Gartmore Separate Accounts LLC, 1/2003 - 10/2004; Second Vice President (1999 - 2003), Corporate Secretary and Compliance Officer, GAMNA
			1995 - 2003.	N/A	N/A

1	Each Director and Officer serves for an indefinite term, until his/her successor is elected.
2	Mr. Bronzo, also serves as a Director for the Gartmore Separate Accounts LLC, the Fund’s subadviser, and is deemed to be an “interested person” of the Fund as the term is defined in the Investment Company Act of 1940, as amended, as a result of his position with the Gartmore Separate Accounts LLC.

The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling 800-848-0920. Federal law requires the Company, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2005 Annual Report	19

Gartmore Funds

1200 River Road, Suite 1000

Conshohocken, PA 19428

www.gartmorefunds.com

Federal law requires the Fund, and the Fund’s investment advisers and subadvisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2005 Gartmore Global Investments, Inc.

All rights reserved.

AR-FOCUS 8/05

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

(b)	Not Applicable

(c)	The registrant has not amended its code of ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The registrant has not granted a waiver or an implicit waiver from a provision of its code of ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable

(f)	This code of ethics is included as Exhibit 11(a)(1). A copy of the code of ethics is available without charge (i) upon request, by calling 800-848-0920, or (ii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Jonathan M. Rather, who is “independent” for purposes of the Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its principal accountant, PricewaterhouseCoopers LLP (“PwC,”) for its fiscal years ended June 30, 2004 and June 30, 2005.

	2004	2005
Audit Fees	$18,500	$17,000
Audit-Related Fees	$0	$0
Tax Fees[1]	$3,000	$2,000
All Other Fees	$0	$0
Total	$21,500	$19,000

[1]	Tax services in connection with the Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

[2]	Principal accountant fees and services for fiscal year ended June 30, 2004 include amounts paid to KPMG for the period July 1, 2003 to April 28, 2004 and to PwC for the period April 28, 2004 to June 30, 2004.

(e)	(1) Before the registrant’s principal accountant is engaged to render (i) audit or non-audit services to the registrant and (ii) non-audit services to the registrant’s (A) investment adviser, (B) subadviser or (C) any entity controlling, controlled by or under common control with the registrant’s investment adviser or subadviser that provides ongoing services to the registrant, each engagement is approved by the registrant’s audit committee; provided that the services described in clause (ii)(A)-(C) are only approved by the audit committee if the services provided to such entities would have a direct impact on the operations and financial reporting of the registrant.

(e)	(2) None.

(f)	Not applicable.

(g)	The aggregate fees billed by KPMG for the period July 1, 2003 to April 28, 2004 and by PwC for the period April 28, 2004 to June 30, 2004 for non-audit services rendered to the registrant and service affiliates were $0, $93,000, respectively. The aggregate fees billed by PwC to the registrant’s investment adviser, Gartmore Global Investors (“GGI”) and any service provider to the registrant controlling, controlled by or under common control with GGI that provided ongoing services to the registrant (“Covered Services Providers”) for the registrant’s fiscal year ended June 30, 2005 was $2,406,400.

(h)	The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to GGI and Covered Services Providers that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because they did not directly relate to the registrant’s operations and financial reporting is compatible with maintaining PwC’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable. The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6.	Schedule of Investments.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Company.

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GARTMORE MUTUAL FUNDS II, INC.

By (Signature and Title)	/s/ MARK P. BRONZO
Name:	Mark P. Bronzo
Title:	Chairman, President & Chief Executive Officer (principal executive officer)

Date:	September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ MARK P. BRONZO
Name:	Mark P. Bronzo
Title:	Chairman, President & Chief Executive Officer (principal executive officer)

Date:	September 7, 2005

By (Signature and Title)	/s/ DANIEL W. PORTANOVA
Name:	Daniel W. Portanova
Title:	Senior Vice President, Treasurer, and Chief Operating Officer (principal financial officer)

Date:	September 7, 2005